SCHEDULE OF INVESTMENTS

ROYCE GLOBAL VALUE TRUST

MARCH 31, 2021 (UNAUDITED)

	SHARES	VALUE
COMMON STOCKS – 103.3%

Australia – 3.5%
Cochlear	5,200	$833,260
IPH	288,020	1,448,228
Steadfast Group	76,900	222,540
Technology One	77,300	548,381
Total		3,052,409

Bermuda – 1.2%
Assured Guaranty [1]	10,800	456,624
Bank of N.T. Butterfield & Son	14,800	565,656
Total		1,022,280

Brazil – 1.6%
OdontoPrev	312,000	728,914
TOTVS	120,885	621,322
Total		1,350,236

Canada – 11.7%
Alamos Gold Cl. A	132,200	1,033,026
Altus Group	15,600	750,270
AutoCanada [2]	21,500	523,514
Centerra Gold	39,000	345,094
Descartes Systems Group (The) [1,2]	33,600	2,046,576
FirstService	2,100	311,199
Major Drilling Group International [2]	168,000	902,363
Morneau Shepell	47,700	1,256,742
Onex Corporation	6,000	373,168
Pan American Silver [1]	22,300	669,669
Sprott	34,360	1,305,281
Stella-Jones	16,000	649,065
Total		10,165,967

Denmark – 0.3%
Chr. Hansen Holding [2]	2,600	236,257
Total		236,257

France – 1.2%
Esker	2,600	607,365
Interparfums [2]	6,620	399,032
Total		1,006,397

Germany – 3.3%
Carl Zeiss Meditec	4,900	738,390
CompuGroup Medical	4,800	405,567
New Work	4,200	1,090,963
STRATEC	4,800	648,456
Total		2,883,376

Greece – 0.9%
Sarantis	81,200	824,633
Total		824,633

Iceland – 1.2%
Ossur [2]	146,500	1,012,734
Total		1,012,734

India – 2.7%
AIA Engineering [2]	43,500	1,213,725
WNS Holdings ADR [1,2]	15,200	1,101,088
Total		2,314,813

Israel – 2.5%
Nova Measuring Instruments [1,2]	9,800	891,898
Tel Aviv Stock Exchange	206,900	1,274,907
Total		2,166,805

Italy – 1.5%
Carel Industries	51,600	1,050,477
Gruppo MutuiOnline	4,200	221,394
Total		1,271,871

Japan – 3.8%
As One	4,200	527,632
Benefit One	19,600	520,247
Fukui Computer Holdings	15,700	562,208
NSD	30,300	503,791
TechnoPro Holdings	3,300	274,789
TKC Corporation	29,800	947,356
Total		3,336,023

Mexico – 0.8%
Becle	153,400	349,887
Bolsa Mexicana de Valores	174,000	350,307
Total		700,194

Netherlands – 1.4%
IMCD	8,700	1,208,995
Total		1,208,995

New Zealand – 2.7%
a2 Milk [2]	60,000	356,837
Fisher & Paykel Healthcare	24,400	547,015
NZX	408,000	598,389
Pushpay Holdings [2]	583,000	846,908
Total		2,349,149

Norway – 2.2%
Protector Forsikring	70,000	735,752
TGS-NOPEC Geophysical	57,000	907,999
Tomra Systems	6,000	259,764
Total		1,903,515

Poland – 0.6%
Warsaw Stock Exchange	42,000	486,753
Total		486,753

Singapore – 1.9%
Midas Holdings [2,3]	400,000	0
XP Power	25,100	1,626,333
Total		1,626,333

South Africa – 4.3%
Cartrack Holdings	114,090	540,923
JSE	76,500	578,726
PSG Group	240,000	1,148,943
Stadio Holdings [2]	3,541,372	683,801
Transaction Capital [2]	386,000	809,397
Total		3,761,790

Sweden – 5.7%
Biotage	44,700	788,211
Bravida Holding	90,200	1,242,471
CDON [2]	7,300	455,547
Dometic Group [2]	22,500	326,289
Karnov Group	171,481	1,024,945
OEM International Cl. B [2]	28,575	1,112,447
Total		4,949,910

Switzerland – 1.9%
Inficon Holding	300	315,188
Kardex Holding	3,400	693,562
LEM Holding	150	289,795
VZ Holding	4,200	347,056
Total		1,645,601

United Kingdom – 16.5%
Ashmore Group	101,000	544,980
CentralNic Group [2]	196,273	228,642
Diploma	13,500	474,211
DiscoverIE Group	71,000	655,800
Eckoh [2]	149,827	150,782
FDM Group Holdings	67,500	937,999
Ferroglobe (Warranty Insurance Trust) [2,3]	41,100	0
Halma	27,000	883,654
Intertek Group	13,400	1,034,870
Keystone Law Group	138,340	1,191,971
Learning Technologies Group	494,500	1,023,939
Marlowe [2]	223,600	2,219,434
Mortgage Advice Bureau Holdings	60,900	944,513
Polypipe Group [2]	98,600	754,411
Restore [2]	260,700	1,279,467
RWS Holdings	65,200	547,398
SThree [2]	211,500	1,122,559
YouGov	26,800	370,388
Total		14,365,018

United States – 29.9%
Air Lease Cl. A [1]	21,182	1,037,918
APi Group [1,2]	50,700	1,048,476
BOK Financial [1]	6,350	567,182
CIRCOR International [1,2]	28,300	985,406
CMC Materials [1]	5,150	910,468
Cognex Corporation [1]	5,374	445,988
Colfax [1,2]	21,400	937,534
Diodes [1,2]	7,000	558,880
ESCO Technologies [1]	5,500	598,895
FARO Technologies [1,2]	7,250	627,633
GCM Grosvenor Cl. A	44,626	531,049
Haemonetics Corporation [2]	6,600	732,666
Helios Technologies [1]	8,339	607,663
Innospec [1]	6,228	639,553
Kadant [1]	3,900	721,539
KBR [1]	38,700	1,485,693
Kennedy-Wilson Holdings	30,000	606,300
Lindblad Expeditions Holdings [2]	21,500	406,350
Lindsay Corporation [1]	4,110	684,808
Mesa Laboratories [1,4]	3,660	891,210
Morningstar [1]	5,640	1,269,226
National Instruments [1]	19,420	838,653
New York Times Cl. A	12,100	612,502
PAR Technology [1,2]	12,991	849,741
ProAssurance Corporation [1]	88,300	2,362,908
Quaker Chemical [1]	2,710	660,617
SEI Investments [1]	26,750	1,629,878
SVMK [2]	30,000	549,600
Transcat [2]	24,577	1,206,239
Upland Software [1,2,4]	19,900	939,081
Total		25,943,656

TOTAL COMMON STOCKS (Cost $62,975,469)		89,584,715

REPURCHASE AGREEMENT – 2.0%
Fixed Income Clearing Corporation, 0.00% dated 3/31/21, due 4/1/21, maturity value $1,765,847 (collateralized by obligations of various U.S. Government Agencies, 2.375% due 8/15/24, valued at $1,801,237) (Cost $1,765,847)		1,765,847

TOTAL INVESTMENTS – 105.3% (Cost $64,741,316)		91,350,562

LIABILITIES LESS CASH AND OTHER ASSETS – (5.3)%		(4,581,542)

NET ASSETS – 100.0%		$86,769,020

ADR – American Depository Receipt

[1]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at March 31, 2021. Total market value of pledged securities at March 31, 2021, was $17,726,518.

[2]	Non-income producing.

[3]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value.

[4]	At March 31, 2021, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $1,083,481.

Securities of Global/International Funds are categorized by the country of their headquarters.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $64,779,794. At March 31, 2021, net unrealized appreciation for all securities was $26,570,768, consisting of aggregate gross unrealized appreciation of $27,950,019 and aggregate gross unrealized depreciation of $1,379,251. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Valuation of Investments:

Investment transactions are accounted for on the trade date. Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as

Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$89,584,715	$–	$0	$89,584,715
Repurchase Agreement	–	1,765,847	–	1,765,847

Level 3 Reconciliation:

	Balance as of 12/31/20	Purchases	Sales	Realized Gain (Loss)	Unrealized Gain (Loss)	Balance as of 3/31/21
Common Stocks	$0	$–	$–	$–	$–	$0

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at March 31, 2021 is overnight and continuous.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund could borrow under the credit agreement during the year ended December 31, 2020 was $8,000,000. Such maximum borrowing amount was subsequently reduced from $8,000,000 to $4,000,000 through an amendment to the credit agreement dated as of January 6, 2021. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of March 31, 2021, the Fund has outstanding borrowings of $4,000,000. During the three months ended March 31, 2021, the Fund borrowed an average daily balance of $4,222,222. As of March 31, 2021, the aggregate value of rehypothecated securities was $1,083,481.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Royce Investment Partners (www.royceinvest.com) and on the Securities and Exchange Commission’s website (www.sec.gov).